Exhibit 10.54

                                PLEDGE AGREEMENT

            THIS PLEDGE AGREEMENT is dated as of November 3, 2000 (this "Agreement"), by and among Virtual Communities, Inc., a Delaware corporation (the "Pledgor"), the entities listed on Exhibit A attached hereto (collectively, the "Pledgees") and Parker Chapin LLP, an agent on behalf of the Pledgees (the "Agent").

            WHEREAS, the Pledgor is the legal and beneficial owner of the number of ordinary shares, nominal value NIS $0.01 per share (the "Ordinary Shares"), of Cortext Ltd., an Israeli private company (the "Company"), set forth on
Schedule I hereto;

            WHEREAS, the Pledgees have made loans to the Pledgor in the aggregate principal amount of $1,770,270.33 (the "Loans") pursuant to the Secured Convertible Notes Purchase Agreement dated as of November 3, 2000 (the "Purchase Agreement") by and among the Pledgor and the Pledgees;

            WHEREAS, the Loans are evidenced by promissory notes, dated as of November 6, 2000, in the aggregate principal amount of $1,770,270.33 issued by the Pledgor and payable to the order of the Pledgees (the "Notes" and collectively with this Agreement and the Purchase Agreement, the "Loan Documents"); and

            WHEREAS, the obligation of the Pledgees to make such Loans is conditioned on the execution and delivery by the Pledgor of a pledge agreement in the form hereof to secure the following (collectively, the "Secured Obligations"): all obligations, including, without limitation, the due and punctual payment and performance of (a) the principal of and interest on the Loans, pursuant to the irrevocable proxy granted herein, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) all obligations of the Pledgor at any time and from time to time under this Agreement and the Notes.

            Accordingly, the Pledgor, the Agent and the Pledgees hereby agree as follows:

            1. Pledge. As security for the payment in full of the Secured Obligations, the Pledgor hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, assigns, endorses over, delivers and grants, unto the Agent, a security interest in (a) 4,500,000 Ordinary Shares (the "Initial Pledged Stock") and any additional Ordinary Shares which may be pledged in the future by the Pledgor as contemplated by Section 4(f) below (all such additional shares together with the Initial Pledged Stock, the "Pledged Stock") and (b) all proceeds of the Pledged Stock, including, without limitation, all cash, securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any of or all such Pledged Stock (the items referred to in clauses (a) and (b) being collectively called the "Collateral").

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            2. Stock Powers. Concurrently with the delivery to the Agent of any certificates representing securities, other than debt securities, now or hereafter included in the Collateral, including, without limitation, the Pledged Stock (the "Pledged Securities"), shall be accompanied by undated stock powers, duly executed in blank, or other instruments of transfer reasonably satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request.

            3. Representations, Warranties and Covenants. The Pledgor hereby makes the following representations, warranties and covenants:

            (a) the Pledgor has the requisite corporate power and authority to enter into and perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Pledgor and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Pledgor or the Company or of their respective Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Pledgor. This Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application;

            (b) the execution, delivery and performance of, and the granting of the Lien on the Collateral pursuant to, this Agreement by the Pledgor and the consummation by the Pledgor of the transactions contemplated hereby do not and will not (i) violate any provision of the Pledgor's or the Company's certificate of incorporation, as amended, or by-laws, or comparable charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Pledgor or the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property or asset of the Pledgor or the Company under any agreement or any commitment to which the Pledgor or the Company is a party or by which the Pledgor or the Company is bound or by which any of their respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Pledgor or the Company or any of their respective subsidiaries or by which any property or asset of the Pledgor or the Company or any of their respective subsidiaries are bound or affected;

            (c) no consent or authorization of, filing with, or other act by or in respect of, any court, governmental body or regulatory authority or any securities exchange is necessary and no consent of any other person (including, without limitation, any creditor of such Pledgor), or under any other agreement is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the granting of the Liens pursuant hereto;


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            (d) there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Pledgor, threatened against the Pledgor or any subsidiary which
(i) questions the validity of this Agreement or any of the transactions contemplated hereby or any action taken or to be taken pursuant hereto or (ii) which could have a material adverse effect on the property or financial condition of the Pledgor;

            (e) the Pledgor (i) is and will at all times continue to be the direct owner of, beneficially and of record, and has good and marketable title to, the Pledged Stock that it is pledging hereunder except for the delivery and endorsement over of the Collateral to the Agent as contemplated hereunder, (ii) holds the Collateral that it is pledging hereunder free and clear of all Liens of every kind and nature, except for the Lien in favor of the Agent granted pursuant to this Agreement, and the Pledged Stock is subject to no options to purchase or any similar or other rights of any person, (iii) except as permitted under the Loan, will make no assignment, pledge, hypothecation or transfer of, or create any security interest in, the Collateral including, without limitation, by virtue of becoming bound by any agreement which restricts in any manner the rights of any present or future holder of any Pledged Stock with respect thereto, and (iv) subject to Section 5 below, will cause any and all Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Agent and pledged or assigned hereunder;

            (f) all the shares of the Pledged Stock hereto have been duly authorized and validly issued, are fully paid and nonassessable and represent all of the Ordinary Shares of the Company owned from time to time by the Pledgor, but in any event no less than 60% of the issued and outstanding Ordinary Shares of the Company;

            (g) the Pledgor (i) has the authority to pledge the Collateral it is pledging hereunder in the manner hereby done or contemplated, and (ii) will defend the Agent's and the Pledgees' right, title and interest thereto or therein against any and all attachments, Liens, claims or other impediments of any nature, however arising, of all persons whomsoever;

            (h) by virtue of the execution and delivery by the Pledgor of this Agreement, when the certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Agent in accordance with this Agreement, the Agent will obtain a valid, perfected, first Lien upon and security interest in such Collateral as security for the repayment of the Secured Obligations, prior to all other Liens thereon or therein, enforceable as such against all creditors of Pledgor and any persons purporting to purchase any Collateral from Pledgor;

            (i) the pledge effected hereby is effective to vest in the Agent and the Pledgees the rights of the Agent and the Pledgees in the Collateral as set forth herein;

            (j) without the prior written consent of the Agent, Pledgor will not
(i) vote to enable, or take any other action to permit, the Company to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of the Company, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of


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any person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement;

            (k) covenants to promptly notify the Agent upon the issuance of Ordinary Shares or any securities convertible, exchangeable or exercisable into Ordinary Shares by the Company;

            (l) at any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, Pledgor will promptly and duly execute and deliver such further instruments and documents, furnish such information and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights an powers herein granted.

            All representations, warranties and covenants of the Pledgor contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 15 hereof.

            4. Registration in Nominee Name; Denominations. Upon the occurrence and during the continuance of an Event of Default, the Agent shall (i) have the right (in its sole and absolute discretion with prior notice to the Pledgor) to transfer to or to register the Pledged Stock in its own name or the name of its nominee, and (ii) at all times have the right to exchange the certificates representing Pledged Stock for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

            5. Voting Rights; Dividends. (a) Unless and until an Event of Default shall have occurred and be continuing:

                  (i) The Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement, and/or the Loan Documents, provided that such right exercised or action taken would not impair the Collateral, result in any violation of, or adversely affect any provision of this Agreement or any Loan Documents, the rights and remedies of the Agent or the Pledgees under this Agreement, the Loan Documents or any other document executed and delivered in connection herewith or therewith, or the ability of the Agent or the Pledgees to exercise the same.

                  (ii) The Agent shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, all such proxies, powers of attorney, and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which they are entitled to exercise pursuant to subparagraph (i) above.

            (iii) The Pledgor shall be entitled to receive and retain any and all cash dividends paid in the normal course of business of the Company on the Pledged Stock. Any and all (x) non-cash dividends, (y) stock or dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, and (z) instruments, securities, other distributions in property, return of capital, capital surplus or paid-in surplus or other distributions


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made on or in respect of Pledged Stock (other than dividends permitted by this
Section 5(a) (iii)), whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination, recapitalization or reclassification of the outstanding capital stock of the Company of any Pledged Stock or received in exchange for Pledged Stock or any part thereof, or in redemption thereof, as a result of any reorganization, merger, consolidation, acquisition or other exchange of assets to which the Company is or may be a party or otherwise shall be and become part of the Collateral, and, if received by the Pledgor, shall not be commingled by the Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and the Pledgees and shall be forthwith delivered to the Agent in the same form as so received (with any necessary endorsement) as additional collateral security for the Secured Obligations.

                  (iv) Notwithstanding anything to the contrary contained herein, for as long as any Notes remain outstanding, the Pledgor shall grant the Agent a veto right with respect to any and all major transactions entertained by the Company and any transactions involving the issuance of Ordinary Shares or any securities convertible, exchangeable or exercisable into Ordinary Shares. In addition, each of the Pledgees or any of its agents shall be permitted to observe any and all meetings of the board of directors of the Company and shall be consulted by such board of directors of the Company in connection with any action to be taken by written consent for as long as any portion of the Notes remain outstanding.

            (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to receive any dividends, stock, instruments, securities and other distributions which the Pledgor is authorized to receive pursuant to paragraph (a)(iii) of this Section 5 shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends and distributions. All dividends and distributions which are received by the Pledgor contrary to the provisions of this Section 5(b) shall be received in trust for the benefit of the Agent and the Pledgees, shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to the Agent as Collateral in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this Section 5(b) shall be retained by the Agent in an account to be established by the Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 8 hereof.

            (c) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and consensual rights and powers which it is entitled to exercise pursuant to Section 5(a)(i) shall cease pursuant to the irrevocable proxy granted herein, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers. In addition, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right to nominate or replace a number of directors to constitute a majority of the board of directors of the Company.

            (d) In order to permit the Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 5(c) and to receive all dividends and other distributions which it may be entitled to receive under Section 5(a)(iii) or Section 5(b),


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

the Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to the Agent all such proxies, dividend payment orders, undated stock powers duly executed in blank by the Pledgor and other instruments as the Agent may from time to time reasonably request.

            Without limiting the effect of the foregoing, the Pledgor does hereby constitute and appoint the Agent as its proxy, effective upon the occurrence and during the continuance of an Event of Default, to exercise all rights, benefits, privileges and powers accruing to the Pledgor, as owner of the Pledged Securities, including, without limitation, giving or withholding consent, calling and attending shareholders' meetings to be held from time to time with full power to vote and act for and in the name, place and stead of the Pledgor and in the same manner, to the same extent, and with the same effect that the Pledgor would if personally present at such meetings, giving to the Agent full power of substitution and revocation, which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Stock on the record books of the issuer thereof) by any person (including the issuer of the Pledged Stock or any officer or the Agent thereof).

             THIS PROXY IS IRREVOCABLE AND COUPLED WITH AN INTEREST

            Any proxy or proxies heretofore given by the Pledgor to any person or persons whatsoever are hereby revoked. This proxy shall continue in full force and effect until such time as all Secured Obligations are paid and satisfied in full in accordance with the terms of the Loan Documents.

            6. Remedies upon Event of Default. If an Event of Default (as such term is defined in the Notes) shall have occurred and be continuing, the Agent may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement, securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of New York. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash, upon credit or for future delivery as the Agent shall deem appropriate. Any such sale or disposition shall be conducted and shall conform to the standards of commercial reasonableness as provided in the Uniform Commercial Code as in effect in the State of New York to the extent applicable to such sale or disposition. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

            If any notice of a proposed sale or other disposition of Collateral shall be required by law, the Agent shall give the Pledgor ten (10) days' written notice (which the


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Pledgor agrees is reasonable notice within the meaning of the Uniform Commercial
Code as in effect in New York) of the Agent's intention to make any sale or other disposition of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent and the Pledgees may (in their sole and absolute discretion) determine. The
Agent shall not be obligated to make any sale of any Collateral if they shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 6, and, to the extent permitted by applicable law, at any private sale, the Agent or any Pledgee may bid for or purchase from any right of redemption, stay or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by applicable law), with respect to the Collateral or any part thereof offered for sale and such Pledgee may make payment on account thereof by using any claim then due and payable to such Pledgee from the Pledgor as a credit against the purchase price, and such Pledgee may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale and purchase pursuant to such agreement, and the Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent or the Pledgees shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

            7. Application of Proceeds of Sale. The proceeds of any sale of Collateral, as well as any Collateral consisting of cash, shall be applied by the Agent as follows:

                  FIRST, to the payment of all reasonable costs and out-of-pocket expenses incurred by the Agent in connection with such collection or sale or otherwise in connection with this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of the Agent and legal counsel, the repayment of all advances made by the Agent hereunder on behalf of the Pledgor or to protect and preserve the Collateral and any other reasonable out-of-pocket costs or expenses incurred in connection with


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the exercise of any right or remedy hereunder;

                  SECOND, to the payment in full of principal and interest in respect of any Loans outstanding;

                  THIRD, to the payment in full of all Secured Obligations (other than those referred to above) owed to the Pledgees; and

                  FOURTH, to the Pledgor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Pledgor shall remain liable for any deficiency if the proceeds of any sale or their disposition of Collateral are insufficient to pay the Secured Obligations and the reasonable fees and disbursements of any attorneys employed by the Agent or the Pledgees to collect such deficiency.

            8. Agent Appointed Attorney-in-Fact. The Pledgor hereby appoints the Agent its attorney-in-fact, effective upon the occurrence and continuance of an Event of Default, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Agent's name or in the name of the Pledgor, to ask for, demand, sue for, collect, receive receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend, or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent. The Agent may present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Agent or the Pledgees or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Agent or the Pledgees in the absence of the gross negligence or willful misconduct of the Agent or the Pledgees, as the case may be.

            9. No Waiver; Cumulative Remedies. No failure on the part of the Agent or the Pledgees to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent or the Pledgees preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and may be exercised singly or concurrently, are not exclusive of any other remedies provided by law. The


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Agent or the Pledgees shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

            10. Security Interest Absolute. All rights of the Agent and the Pledgees hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Loan Documents, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing (other than as resulting from the Agent's or the Pledgees' gross negligence or willful misconduct), (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Documents, (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Secured Obligations or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or in respect of this Agreement.

            11. Agent's Fees and Expenses. The Pledgor shall be obligated to, upon demand, pay to the Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of the Agent's or the Pledgees' legal counsel and any experts of the Agent or the Pledgees' which the Agent or the Pledgees may incur in connection with (i) the custody or preservation of (after the occurrence and continuance of an Event of Default), or the sale of, collection from, or other realization upon, any of the Collateral in accordance herewith; (ii) the exercise or enforcement of any of the rights of the Agent or the Pledgees hereunder in accordance herewith; or
(iii) the failure by the Pledgor to perform or observe any of the provisions hereof. In addition, the Pledgor indemnifies, and holds the Agent and the Pledgees harmless from and against any and all liability incurred by the Agent and the Pledgees hereunder or in connection herewith, unless such liability shall be due to the gross negligence or willful misconduct of the Agent or the Pledgees, as the case may be. Any such amounts payable as provided hereunder or thereunder shall be additional Secured Obligations secured hereby and by the Loan Documents.

            12. Termination. This Agreement shall terminate upon the Maturity Date (as such term is defined in the Note), provided, however, that all indemnities of the Pledgor contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement. Any such reassignment shall be without recourse to or warranty by the Agent or the Pledgees and at the expense of the Pledgor.

            13. Notices. All communications and notices hereunder shall be in writing and given as provided in the Purchase Agreement.

            14. Further Assurances. The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Agent and the Pledgees their respective rights and remedies hereunder.


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

            15. Binding Agreement: Assignments. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Agreement.

            16. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

            17. Specific Enforcement, Consent to Jurisdiction.

            (a) The Pledgor and each of the Pledgees acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

            (b) Each of the Pledgor and the Pledgees (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Pledgor and the Pledgees consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 17 shall affect or limit any right to serve process in any other manner permitted by law.

            18. Waiver Of Jury Trial. THE PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THAT IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA, ANY STATE OR TERRITORY, TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN THE PLEDGOR, THE AGENT AND/OR THE PLEDGEES OR THEIR SUCCESSORS AND ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT. FURTHER, THE PLEDGOR WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. IT IS INTENDED THAT

SAID WAIVER SHALL APPLY TO ANY AND ALL DEFENSES, RIGHTS AND/OR COUNTERCLAIMS IN ANY ACTION OR PROCEEDING.

            19. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

            20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective when a counterpart which bears the signature of the Pledgor shall have been delivered to the Agent.

            21. Section Headings. Section headings used herein are for convenience of reference only and are not to affect the construction of, or be taken into consideration in interpreting, this Agreement.


                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the day and year first above written.

                                    VIRTUAL COMMUNITIES, INC.


                                    By:_____________________________________
                                       Name:
                                       Title:

                                    GILSTON CORPORATION, LTD.


                                    By:_____________________________________
                                       Name:
                                       Title:

                                    WARWICK CORPORATION LTD.


                                    By:_____________________________________
                                       Name:
                                       Title:

                                    ACQUA WELLINGTON VALUE FUND, LTD.


                                    By:_____________________________________
                                       Name:
                                       Title:

                                    PARKER CHAPIN LLP, as Agent


                                    By:_____________________________________
                                       Name:
                                       Title:

                                   SCHEDULE I
                               to Pledge Agreement

            PLEDGOR: VIRTUAL COMMUNITIES, INC.

                                                                     Percentage
                                     Stock                  Number        of
                                  Certificate                 of     Outstanding
Stock Issuer   Class of Stock         Nos.     Par Value    Shares      Shares
-------------- ----------------- ------------- ---------- ---------- -----------

Cortext Ltd.    Ordinary Shares        4          $0.01    3,825,000     51%
Cortext Ltd.    Ordinary Shares        5          $0.01      675,000      9%


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